Exhibit 99.1

CAESARS ENTERTAINMENT CORPORATION

LETTER OF TRANSMITTAL AND CONSENT

Offer to Exchange Shares of Common Stock Plus Cash for

Any and All of its Outstanding 5.00% Convertible Senior Notes due 2024

and Solicitation of Consents to Amend the Related Indenture

THE EXCHANGE OFFER AND CONSENT SOLICITATION WILL EXPIRE IMMEDIATELY FOLLOWING 5:00 P.M., NEW YORK CITY TIME, ON     , 2018, UNLESS EXTENDED OR EARLIER TERMINATED (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”). HOLDERS WHO TENDER THEIR CONVERTIBLE NOTES FOR EXCHANGE WILL BE DEEMED TO HAVE VALIDLY DELIVERED THE RELATED CONSENT TO THE PROPOSED AMENDMENTS. CONVERTIBLE NOTES TENDERED IN THE EXCHANGE OFFER (ALONG WITH THE RELATED CONSENTS TO THE PROPOSED AMENDMENTS) MAY BE VALIDLY WITHDRAWN PRIOR TO THE EXPIRATION DATE.

Deliver to the Exchange Agent and Information Agent (the “Exchange and Information Agent”):

Ipreo LLC

By Facsimile (Eligible Institutions Only): (888) 254-6152 Attention: Aaron Dougherty	By Regular, Registered or Certified Mail, By Overnight Courier or By Hand: 1359 Broadway, 2nd Floor New York, New York 10018 Attention: Aaron Dougherty	For Information or Confirmation: Banks and Brokers call: (212) 849-3880 Toll-free: (888) 593-9546 Confirmation: (212) 849-3880

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND CONSENT SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND CONSENT IS COMPLETED.

The undersigned hereby acknowledges receipt of in the Prospectus forming part of the registration statement on Form S-4 filed on June 4, 2018 relating to the exchange offer (as it may be amended or supplemented from time to time, the “Prospectus”) of Caesars Entertainment Corporation (“CEC”, the “Company”, “we”, or “us”), and this letter of transmittal and consent (this “Letter of Transmittal and Consent”), which together describe (a) our offer to exchange (the “exchange offer”) for shares of the Company’s common stock par value $0.01 per share (the “Common Stock”) and (ii) cash, for each $1,000 principal amount of the Company’s 5.00% Senior Convertible Notes due 2024 (the “Convertible Notes”), and (b) the solicitation of consents (the “consent solicitation ”) to certain proposed amendments (the “Proposed Amendments”) to the Indenture, dated as of October 6, 2017, between us and Delaware Trust Company, as trustee, (the “Trustee”), pursuant to which the Convertible Notes were issued (the “Indenture”), in the case of each of (a) and (b) above, upon the terms and subject to the conditions described in the Prospectus and this Letter of Transmittal and Consent. Capitalized terms used herein without definition have the meanings ascribed to them in the Prospectus.

The consummation of the exchange offer and consent solicitation is subject to, and conditional upon, the satisfaction or, if permitted by law, waiver of the conditions described in the Prospectus under sections entitled “The Exchange Offer and Consent Solicitation — Conditions to the Exchange Offer and Consent Solicitation.” We may, at our option in our sole discretion and, if permitted by law, waive any such conditions except the condition that the registration statement of which the Prospectus forms a part has been declared effective by the U.S. Securities and Exchange Commission (the “SEC” or the “Commission”). The exchange offer and consent solicitation are not conditioned upon any minimum principal amount of

Convertible Notes being tendered; however, the Proposed Amendments will not become effective unless a majority of the outstanding Convertible Notes are validly tendered and not properly withdrawn (along with the related consents to the Proposed Amendments) prior to the Expiration Date. All conditions to the exchange offer and consent solicitation must be satisfied or, if permitted by law, waived, on or prior to the Expiration Date.

Holders of the Convertible Notes who wish to tender their Convertible Notes (along with the related consents to the Proposed Amendments) should follow the procedures set forth in the Prospectus under sections entitled “The Exchange Offer and Consent Solicitation — Procedures for Participating in the Exchange Offer and Consent Solicitation,” and “The Exchange Offer and Consent Solicitation — The Depositary Trust Company Book-Entry Transfer.” This Letter of Transmittal and Consent is to be completed if the Holder tenders Convertible Notes other than in accordance with the procedures mandated by the Automated Tender Offer Program (“ATOP”) of The Depository Trust Company (“DTC”).

Holders who wish to participate in the exchange offer and consent solicitation must:

(i)	either

a.	properly complete, duly sign and date this Letter of Transmittal and Consent, or a facsimile of this Letter of Transmittal and Consent, have the signature on the Letter of Transmittal and Consent guaranteed and deliver this Letter of Transmittal and Consent or facsimile together with any other documents required by this Letter of Transmittal and Consent, to the Exchange and Information Agent prior to the Expiration Date; or

b.	instruct DTC to transmit on behalf of the Holder a computer-generated message to the Exchange and Information Agent in which the Holder of the Convertible Notes acknowledges and agrees to be bound by the terms of the letter of transmittal and consent, which computer-generated message shall be received by the Exchange and Information Agent prior to the Expiration Date, according to the procedure for book-entry transfer described in the Prospectus under the section entitled “The Exchange Offer and Consent Solicitation — The Depository Trust Company Book-Entry Transfer.”

(ii)	Holders must also deliver to the Exchange and Information Agent prior to the Expiration Date confirmation of book-entry transfer of their Convertible Notes into the Exchange and Information Agent’s account at DTC pursuant to the procedure for book-entry transfers described in the Prospectus under the section entitled “The Exchange Offer and Consent Solicitation — The Depository Trust Company Book-Entry Transfer.”

Holders tendering their Convertible Notes for exchange will be deemed to have validly delivered their consent to the Proposed Amendments, as described in the Prospectus under the section entitled “The Proposed Amendments.” Holders may not consent to the Proposed Amendments without tendering their Convertible Notes in the exchange offer, and they may not tender their Convertible Notes for exchange without consenting to the Proposed Amendments. Holders also may not consent to only some of the Proposed Amendments. By tendering their Convertible Notes (along with the related consents to the Proposed Amendments) in the exchange offer and consent solicitation, Holders will be consenting to all of the Proposed Amendments.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AND INFORMATION AGENT.

Assuming the conditions to the exchange offer are satisfied or, if permitted by law, waived, the total exchange consideration pursuant to the exchange offer and consent solicitation will be paid promptly following the Expiration Date.

The Exchange and Information Agent will act as agent for participating Holders of the Convertible Notes for the purpose of receiving consents and transmitting the total exchange consideration to, such Holders.

The term “Holder,” with respect to the exchange offer and the consent solicitation, means the registered holder, which term shall include any participant in DTC whose name appears on a security position listing as the owner of the Convertible Notes. The undersigned has completed, executed and delivered this Letter of Transmittal and Consent to indicate the action the undersigned desires to take with respect to the exchange offer and the consent solicitation. Holders who wish to tender their Convertible Notes (along with the related consents to the Proposed Amendments) using this Letter of Transmittal and Consent must complete it in its entirety.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND CONSENT (INCLUDING THE INSTRUCTIONS HERETO) AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL AND CONSENT.

DESCRIPTION OF CONVERTIBLE NOTES TENDERED AND IN RESPECT OF WHICH CONSENTS ARE DELIVERED

Name(s) and Address(es) of Registered Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in which Notes Are Held (Please fill in, if blank)	Certificate Numbers*	Aggregate Principal Amount Represented**	Principal Amount Tendered and as to which Consents Are Delivered

*	Need not be completed by Holders tendering by book-entry transfer (see below).
**	Unless otherwise indicated in the column labeled “Principal Amount Tendered and as to which Consents Are Delivered” and subject to the terms and conditions set forth in the Prospectus, a Holder will be deemed to have tendered, and delivered consents to the proposed amendments with respect to, the entire aggregate principal amount represented by the Convertible Notes indicated in the column labeled “Aggregate Principal Amount Represented.”
***	For a valid tender, consent must be given for all Convertible Notes tendered. Accordingly, consents will be deemed to be delivered for all Convertible Notes tendered.

☐	CHECK HERE IF TENDERED CONVERTIBLE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED CONVERTIBLE NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH BELOW.

☐	CHECK HERE IF TENDERED CONVERTIBLE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AND INFORMATION AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

4

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby (a) tenders to Caesars Entertainment Corporation, a Delaware corporation (the “Company”), the above described principal amount of the Company’s 5.00% Convertible Notes due 2024, (the “Convertible Notes”) in exchange for the Total Exchange Consideration, upon the terms and subject to the conditions set forth in the Prospectus forming part of the registration statement on Form S-4 filed on June 4, 2018 (as it may be amended or supplemented from time to time, the “Prospectus”), receipt of which is hereby acknowledged, and in this Letter of Transmittal Consent (collectively, the “terms and conditions of the exchange offer and consent solicitation”); and (b) consents, with respect to such principal amount or amounts, to the Proposed Amendments and to the execution of a Supplemental Indenture (and directs the trustees to execute the Supplemental Indenture) effecting the Proposed Amendments. Capitalized terms used herein without definition have the meanings ascribed to them in the Prospectus.

The undersigned understands that the tender and consent made hereby will remain in full force and effect unless and until such tender and consent are withdrawn in accordance with the procedures set forth in the Prospectus. The undersigned understands that the tendered Convertible Notes (along with the related consents to the Proposed Amendments) may not be withdrawn after the Expiration Date, which is immediately after 5:00 p.m., New York City time, on                 , 2018, unless extended.

The undersigned hereby irrevocably constitutes and appoints the Exchange and Information Agent as its agent and attorney-in-fact (with full knowledge that the Exchange and Information Agent is also acting as agent of the Company in connection with the exchange offer and consent solicitation) with respect to the tendered Convertible Notes (along with the consents to the Proposed Amendments), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to:

(i)	deliver Convertible Notes (along with the related consents to the Proposed Amendments) to the Company, or transfer ownership of such Convertible Notes on the account books maintained at DTC, together, in either such case with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange and Information Agent, as the undersigned’s agent, of the total exchange consideration to be paid in exchange for such Convertible Notes,

(ii)	present such Convertible Notes for transfer, and transfer the Convertible Notes on the books of the Company, and

(iii)	receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Convertible Notes, all in accordance with the terms and conditions of the exchange offer and consent solicitation.

Subject to and effective upon the acceptance for exchange of all or any portion of the Convertible Notes (along with the related consents to the Proposed Amendments) tendered herewith in accordance with the terms and conditions of the exchange offer and consent solicitation, the undersigned hereby:

(i)	sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Convertible Notes as are being tendered herewith; and

(ii)	consents to the Proposed Amendments as described in the Prospectus under the section entitled “The Proposed Amendments.”

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Convertible Notes tendered hereby and that when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Convertible Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange and Information Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Convertible Notes tendered hereby. The undersigned has read and agrees to all of the terms of the exchange offer.

The name(s) and address(es) of the Holder(s) of the Convertible Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the account books maintained at DTC. The Convertible Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

The consummation of the exchange offer and consent solicitation is subject to, and conditional upon, the satisfaction or, if permitted by law, waiver of the conditions described in the Prospectus under sections entitled “The Exchange Offer and Consent Solicitation — Conditions to the Exchange Offer and Consent Solicitation.” The Company may, at its option in its sole discretion and if permitted by law, waive any such conditions except the condition that the registration statement of which the Prospectus forms a part has been declared effective by the SEC. The exchange offer and consent solicitation are not conditioned upon any minimum principal amount of Convertible Notes being tendered; however, the Proposed Amendments will not become effective unless a majority of the outstanding Convertible Notes are validly tendered and not properly withdrawn (along with the related consents to the Proposed Amendments) prior to the Expiration Date. All conditions to the exchange offer and consent solicitation must be satisfied or, if permitted by law, waived, on or prior to the Expiration Date.

The undersigned understands that tenders of the Convertible Notes (along with the consents to the Proposed Amendments) pursuant to any of the procedures described in the Prospectus and in the instructions in this Letter of Transmittal and Consent, upon the Company’s acceptance of such Convertible Notes (along with the related consents to the Proposed Amendments), will constitute a binding agreement between the undersigned and the Company upon the terms and conditions of the exchange offer and the consent solicitation. The undersigned recognizes that the Company may not be required to accept any of the outstanding Convertible Notes (along with the related consents to the Proposed Amendments) tendered by this Letter of Transmittal and Consent and, in such event, the outstanding Convertible Notes not accepted for exchange will be returned to the undersigned at the address shown below the signature of the undersigned.

If any tendered Convertible Notes are not exchanged pursuant to the exchange offer for any reason, such Convertible Notes will be returned to the registered Holder at the Company’s expense promptly after the expiration or termination of the exchange offer. Any withdrawn or unaccepted Convertible Notes will be credited to an account with DTC specified by the Holder.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the total exchange consideration in exchange of the Convertible Notes tendered be credited to the account indicated above maintained at DTC. If applicable, Convertible Notes not exchanged or not accepted for exchange will be credited to the account indicated above maintained at DTC.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Convertible Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal and Consent shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

IMPORTANT: PLEASE SIGN HERE

(TO BE COMPLETED BY ALL HOLDERS OF CONVERTIBLE NOTES REGARDLESS OF

WHETHER CONVERTIBLE NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

This Letter of Transmittal and Consent must be signed by the Holder(s) of Convertible Notes exactly as their name(s) appear(s) on a security position listing or by person(s) authorized to become registered Holder(s) (evidence of such authorization must be transmitted herewith). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must provide the following information and see Instruction 2 below.

If the signature appearing below is not of the record Holder(s) of the Convertible Notes, then the record Holder(s) must sign a valid bond power.

SIGNATURE(S) REQUIRED

Signature(s) of Registered Holder(s) of Convertible Notes

X
X
(Signature(s) of Holder(s) or Authorized Signatory)

Dated:

Name(s):

(Please Print)

Capacity:

Address:

(Including Zip Code)

Area Code and Telephone No.:

Taxpayer Identification or Social Security No.:

PLEASE COMPLETE INTERNAL REVENUE SERVICE FORM W-9 HEREIN

SIGNATURE(S) GUARANTEED (SEE INSTRUCTION 2 BELOW)

(Authorized Signature)

(Title)

(Name of Firm)

(Address, Including Zip Code)

(Area Code and Telephone Number)

Dated:

SPECIAL ISSUANCE INSTRUCTIONS

☐	To be completed ONLY if the total exchange consideration paid in exchange of Convertible Notes tendered are to be issued in the name of someone other than the registered Holder of the Convertible Notes whose name(s) appear(s) above

Name:

(Please Print)

(Address, Including Zip Code)

(Area Code and Telephone Number)

(Tax Identification or Social Security Number)

(Complete Internal Revenue Service Form W-9)

Dated:

SPECIAL ISSUANCE INSTRUCTIONS

☐	To be completed ONLY if the total exchange consideration paid in exchange of Convertible Notes tendered are to be sent to someone other than the registered Holder of the Convertible Notes whose name(s) appear(s) above

Name:
(Please Print)

(Address, Including Zip Code)

(Area Code and Telephone Number)

(Tax Identification or Social Security Number) (Complete Internal Revenue Service Form W-9)

Dated:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER AND

CONSENT SOLICITATION

1. Delivery of Letter of Transmittal and Consent. This Letter of Transmittal and Consent is to be completed by Holders if tenders are to be made by book-entry transfer to the Exchange and Information Agent’s account at DTC, and instructions are not being transmitted through ATOP. Timely confirmation of a book-entry transfer of such Convertible Notes into the Exchange and Information Agent’s account at DTC, as well as this Letter of Transmittal and Consent (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal and Consent, must be received by the Exchange and Information Agent at its address set forth herein on or prior to the Expiration Date.

Any financial institution that is a participant in DTC may utilize DTC’s ATOP procedures to tender Convertible Notes. Any participant in DTC may make book-entry delivery of Convertible Notes by causing DTC to transfer the Convertible Notes into the Exchange and Information Agent’s account in accordance with DTC’s ATOP procedures for transfer. However, the exchange for the Convertible Notes so tendered will be made only after a book-entry confirmation of such book-entry transfer of Convertible Notes into the Exchange and Information Agent’s account, and timely receipt by the Exchange and Information Agent of an agent’s message and any other documents required by the letter of transmittal and consent. The term “agent’s message” means a message, transmitted by DTC and received by the Exchange and Information Agent and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgment from a participant tendering Convertible Notes that are the subject of the book-entry confirmation that the participant has received and agrees to be bound by the terms of the letter of transmittal and consent, and that the Company may enforce that agreement against the participant.

The method of delivery of this Letter of Transmittal and all other required documents, including delivery through DTC and any acceptance or agent’s message delivered through ATOP, is at the option and risk of the tendering Holder. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand-delivery service. In all cases, Holders should allow sufficient time to assure delivery to the Exchange and Information Agent before the Expiration Date.

Any beneficial owner whose Convertible Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact the registered Holder promptly and instruct it to tender on the owner’s behalf.

2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

•	this Letter of Transmittal and Consent is signed by the registered Holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Convertible Notes (the “Holder”) of Convertible Notes tendered herewith, unless such Holder(s) has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above, or

•	such Convertible Notes are tendered for the account of a firm that is an Eligible Institution.

In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal and Consent. See Instruction 5.

As used herein and in the Prospectus, “Eligible Institution” means a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as “an eligible guarantor institution,” including (as such terms are defined therein) (i) a bank, (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer, (iii) a credit union, (iv) a national securities exchange, registered securities association or clearing agency, or (v) a savings association that is a participant in a Securities Transfer Association.

3. Inadequate Space. If the space provided in the box captioned “Description of Convertible Notes” is inadequate, the Certificate number(s) and/or the principal amount of Convertible Notes and any other required information should be listed on a separate signed schedule that is attached to this Letter of Transmittal and Consent.

4. Partial Tenders and Withdrawal Rights. If less than all the Convertible Notes evidenced by any Certificates submitted are to be tendered, fill in the principal amount of Convertible Notes that is to be tendered in the box entitled “Principal Amount Tendered.” In such case, new Certificate(s) for the remainder of the Convertible Notes that was evidenced by the old Certificate(s) will only be sent to the Holder of the Convertible Notes, promptly after the Expiration Date. All Convertible Notes represented by Certificates delivered to the Exchange and Information Agent will be deemed to have been tendered unless otherwise indicated.

Except as otherwise provided herein, tenders of Convertible Notes (along with the related consents to the Proposed Amendments) may be withdrawn at any time on or prior to the Expiration Date. For a withdrawal to be effective, the Exchange and Information Agent must receive a computer generated notice of withdrawal, transmitted by DTC on behalf of the Holder in accordance with the standard operating procedure of DTC or a written notice of withdrawal, sent by facsimile transmission, receipt confirmed by telephone, or letter, before the Expiration Date. Any notice of withdrawal must:

•	specify the name of the person that tendered the Convertible Notes to be withdrawn;

•	identify the Convertible Notes to be withdrawn, including the certificate number or numbers and principal amount of such Convertible Notes;

•	specify the principal amount of Convertible Notes to be withdrawn;

•	include a statement that the Holder is withdrawing its election to have the Convertible Notes exchanged;

•	be signed by the Holder in the same manner as the original signature on the letter of transmittal and consent by which the Convertible Notes were tendered or as otherwise described above, including any required signature guarantees, or be accompanied by documents of transfer sufficient to have the trustee under the Indenture register the transfer of the Convertible Notes into the name of the person withdrawing the tender; and

•	specify the name in which any of the Convertible Notes are to be registered, if different from that of the person that tendered the Convertible Notes.

Any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Convertible Notes or otherwise comply with DTC’s procedures.

5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal and Consent is signed by the registered Holder(s) of the Convertible Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever, or if this Letter of Transmittal and Consent is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing of the Holder of Convertible Notes.

If any Convertible Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal and Consent. If this Letter of Transmittal and Consent or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, must submit proper evidence satisfactory to the Company, in its sole discretion, of each such person’s authority to so act.

When this Letter of Transmittal and Consent is signed by the Holder(s) of the Convertible Notes listed and transmitted hereby, no endorsement(s) of Convertible Notes or separate bond power(s) is required unless shares of common stock are to be issued in the name of a person other than the Holder(s). Signatures on such bond power(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal and Consent is signed by a person other than the Holder(s) of the Convertible Notes listed, the Convertible Notes must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the certificates or on the security position listing, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Convertible Notes may require in accordance with the restrictions on transfer applicable to the Convertible Notes. Signatures on such Convertible Notes or bond powers must be guaranteed by an Eligible Institution.

6. Special Issuance and Delivery Instructions. If the total exchange consideration in exchange of Convertible Notes tendered are to be issued in the name of a person other than the signer of this Letter of Transmittal and Consent, or if the total exchange consideration in exchange of Convertible Notes tendered are to be sent to someone other than the signer of this Letter of Transmittal and Consent or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal and Consent should be completed. Certificates for Convertible Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

7. Irregularities. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Convertible Notes (along with the related consent to the Proposed Amendments), which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right to waive, if permitted by law, any of the conditions of the exchange offer and consent solicitation set forth in the Prospectus under “The Exchange Offer and Consent Solicitation—Conditions to the Exchange Offer and Consent Solicitation” or any conditions or irregularities in any tender of Convertible Notes (along with the related consents to the Proposed Amendments) of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders. The Company’s interpretation of the terms and conditions of the exchange offer and consent solicitation (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Convertible Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates or assigns of the Company, the Exchange and Information Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange and Information Agent at its address and telephone number set forth on the front of this Letter of Transmittal and Consent. Additional copies of the Prospectus and the Letter of Transmittal and Consent may be obtained from the Exchange and Information Agent or from a holder’s broker, dealer, commercial bank, trust company or other nominee.

9. Taxpayer Identification Number and Backup Withholding. Under U.S. federal income tax law, a Holder whose tendered Convertible Notes are accepted for exchange is required to (i) provide the Exchange and Information Agent with such Holder’s (or such Holder’s assignee’s) correct taxpayer identification number (“TIN”) on Internal Revenue Service Form W-9 or (ii) establish another basis for exemption from backup withholding. For this purpose, a Holder’s assignee is also referred to as a “Holder.” Failure to provide the information on the Internal Revenue Service Form W-9 may subject the tendering Holder to a $50 penalty imposed by the Internal Revenue Service and a federal income tax backup withholding (currently 24%) on any payment made on account of the exchange offer (including interest). More serious penalties may be imposed for providing false information, which, if willfully done, may result in fines and/or imprisonment.

To prevent backup withholding, each Holder must provide the Exchange and Information Agent with such Holder’s correct TIN by completing the Internal Revenue Service Form W-9 accompanying this Letter of Transmittal and Consent certifying, under penalty of perjury, that such TIN is correct, such Holder is not currently subject to backup withholding and such payee is a United States person.

The Holder is required to give the Exchange and Information Agent the TIN of the registered owner of the Convertible Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Convertible Notes.

For further information concerning backup withholding and instructions for completing the Internal Revenue Service Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Internal Revenue Service Form W-9 if the Convertible Notes are registered in more than one name), consult the instructions to the enclosed Internal Revenue Service Form W-9.

Certain Holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to the backup withholding and reporting requirements. Such Holders should nevertheless complete the attached Internal Revenue Service Form W-9 below, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed Internal Revenue Service Form W-8BEN or W-8BEN-E, signed under penalties of perjury, attesting to that Holder’s exempt status.

Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld.

If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is furnished to the Internal Revenue Service.

HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE WHETHER THEY ARE EXEMPT FROM BACKUP WITHHOLDING

10. Waiver of Conditions. The Company may, at its option in its sole discretion and if permitted by law, waive any such conditions except the condition that the registration statement of which the Prospectus forms a part has been declared effective by the SEC.

11. Lost, Destroyed or Stolen Certificates. If any Certificate(s) representing Convertible Notes have been lost, destroyed or stolen, the Holder should promptly notify the Exchange and Information Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and Consent and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

12. Security Transfer Taxes. Holders who tender their Convertible Notes (along with the related consents to the Proposed Amendments) for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, shares of common stock are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Convertible Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Convertible Notes in connection with the exchange offer, then the amount of any such transfer tax (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

The exchange agent and information agent for the Exchange Offer and the Consent Solicitation is:

Ipreo LLC

By Facsimile (Eligible Institutions Only): (888) 254-6152 Attention: Aaron Dougherty	By Regular, Registered or Certified Mail, By Overnight Courier or By Hand: 1359 Broadway, 2nd Floor New York, New York 10018 Attention: Aaron Dougherty	For Information or Confirmation: Banks and Brokers call: (212) 849-3880 Toll-free: (888) 593-9546 Confirmation: (212) 849-3880

Any questions or requests for assistance may be directed to the dealer manager at the address and telephone numbers set forth below. Requests for additional copies of the Prospectus and the Letter of Transmittal and Consent may be directed to the Exchange and Information Agent. Beneficial owners may also contact their custodian for assistance concerning the exchange offer and the consent solicitation.

The dealer manager for the Exchange Offer and the Consent Solicitation are:

Morgan Stanley

1585 Broadway

New York, NY 10036

Toll Free: (855) 483 0952

Attention: Bradford Warburton

Form W-9 (Rev. November 2017) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification ▶ Go to www.irs.gov/FormW9 for instructions and the latest information.	Give Form to the requester. Do not send to the IRS.

Print or type. See Specific Instructions on page 3.	1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.

4 Exemptions (codes apply only to
certain entities, not individuals; see
instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting
code (if any)

(Applies to accounts maintained
outside the U.S.)

	☐	Individual/sole proprietor or single-member LLC	☐	C Corporation	☐	S Corporation	☐	Partnership	☐ Trust/estate

☐   Limitedliability company. Enter the tax classification (C=C  corporation, S=S corporation, P=Partnership)  ▶

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐   Other(see instructions)  ▶

	5 Address (number, street, and apt. or suite no.) See instructions.								Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter.

Social security number
	–	–
or
Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

● Form 1099-INT (interest earned or paid)

● Form 1099-DIV (dividends, including those from stocks or mutual funds)

● Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

● Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

● Form 1099-S (proceeds from real estate transactions)

● Form 1099-K (merchant card and third party network transactions)

● Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

● Form 1099-C (canceled debt)

● Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

● An individual who is a U.S. citizen or U.S. resident alien;

Cat. No. 10231X	Form W-9 (Rev. 11-2017)

Form W-9 (Rev. 11-2017)	Page 2

● A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

● An estate (other than a foreign estate); or

● A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

● In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

● In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

● In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

Form W-9 (Rev. 11-2017)	Page 3

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
● Corporation	Corporation
● Individual ● Sole proprietorship, or ● Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single- member LLC

● LLC treated as a partnership for U.S. federal tax purposes,

● LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or

● LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.

Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
● Partnership	Partnership
● Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

● Generally, individuals (including sole proprietors) are not exempt from backup withholding.

● Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

● Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

● Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

Form W-9 (Rev. 11-2017)	Page 4

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4.	Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:		Give name and EIN of:
8.	Disregarded entity not owned by an individual	The owner
9.	A valid trust, estate, or pension trust	Legal entity[4]
10.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12.	Partnership or multi-member LLC	The partnership
13.	A broker or registered nominee	The broker or nominee

For this type of account:		Give name and EIN of:
14.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]	You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier.

*	Note: The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

● Protect your SSN,

● Ensure your employer is protecting your SSN, and

● Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.

Visit www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.